INNEALTA CAPITAL SECTOR ROTATION FUND

Class I Shares: ICSIX

Class N Shares: ICSNX

Summary Prospectus April 1, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated April 1, 2016, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.innealtafunds.com/funddocuments. You can also obtain these documents at no cost by completing a document request form on our web-site, www.innealtafunds.com or by calling 1-855-USE-ETFS or by sending an email request to innealtafunds@afamcapital.com.

Investment Objective. The investment objectives of the Innealta Capital Sector Rotation Fund (the “Sector Rotation Fund”) are capital appreciation and current income.

Fees and Expenses of the Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of the Sector Rotation Fund.

Shareholder Fees (fees paid directly from your investment)	Class N	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%
Other Expenses	1.13%	1.13%
Acquired Fund Fees and Expenses(1)	0.26%	0.26%
Total Annual Fund Operating Expenses	2.64%	2.39%
Fee Waiver/Expense Reimbursement	(0.89)%	(0.89)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(2)	1.75%	1.50%
(1)	This number represents the combined total fees and operating expenses of the Acquired Funds owned by the Sector Rotation Fund and is not a direct expense incurred by the Sector Rotation Fund or deducted from the Sector Rotation Fund assets. Since this number does not represent a direct operating expense of the Sector Rotation Fund, the operating expenses set forth in the Sector Rotation Fund’s financial highlights do not include this figure.
(2)	Pursuant to an operating expense limitation agreement between AFAM Capital, Inc. (the Innealta Capital division) (the “Adviser”) and the Sector Rotation Fund, the Adviser has agreed to waive its fees and/or absorb expenses of the Sector Rotation Fund to ensure that Total Annual Fund Operating Expenses (excluding any front-end or contingent deferred sales loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) for the Sector Rotation Fund do not exceed 1.49%, and 1.24%,of the Fund’s average net assets, for Class N and Class I shares, respectively, through March 31, 2017. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The Adviser is permitted to receive reimbursement of any excess expense payments paid by it pursuant to the operating expense limitation agreement in future years on a rolling three year basis, as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap in effect at the time of the waiver and the expense cap in effect at the time of recapture.

Example. This Example is intended to help you compare the cost of investing in the Sector Rotation Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Sector Rotation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Sector Rotation Fund’s operating expenses remain the same. The fee waiver/expense reimbursement arrangement discussed in the table above is reflected only through March 31, 2017. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class N	$178	$736	$1,321	$2,908
Class I	$153	$660	$1,195	$2,658

Portfolio Turnover. The Sector Rotation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Sector Rotation Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Sector Rotation Fund’s portfolio turnover rate was 153% of the average value of the portfolio.

Principal Investment Strategies.

Under normal market conditions, the Sector Rotation Fund operates as a fund of funds, investing primarily in equity representative exchange-traded funds (“ETFs”). The Sector Rotation Fund may also invest in fixed income representative ETFs and alternative asset class ETFs as described below. The Sector Rotation Fund’s strategy is based on a proprietary tactical asset allocation model (“Asset Allocation Model”) that normally invests in U.S. sectors (as defined by Global Industry Classification Structure (GICS) equity markets based on the specific risk/reward characteristics of individual sector or sub-sector equity markets by investing in representative exchange-traded funds (“ETFs”) (the “Sector Allocation Portfolio”). The sectors include, but are not limited to: (1) Consumer Discretionary; (2) Consumer Staples; (3) Energy; (4) Financials; (5) Health Care; (6) Industrials; (7) Information Technology; (8) Materials; (9) Telecom Services; and (10) Utilities. The Sector Rotation Fund also may invest in industry groups, industries and sub-industries (collectively, “sub-sectors”) of the sectors defined by GICS.

Using the Asset Allocation Model, the Sector Rotation Fund allocates up to 100% of its portfolio in ETFs that represent the aforementioned sector (or sub-sector) markets. The Sector Rotation Fund may also invest in ETFs representing fixed income (of any maturity, duration or quality, including those that are rated below investment grade (also known as “junk bonds”)) and alternative asset classes (such as, but not limited to, commodities, real estate, currencies and volatility). Under normal market conditions, the Adviser does not anticipate investing generally more than 35% in any single sector or sub-sector equity market and may be invested in any number of sector and sub-sector equity markets including none. The Sector Rotation Fund also may invest in inverse sector ETFs, which are designed to track the inverse of daily returns for specific sectors (i.e. were an individual sector to have achieved a positive 1.00% return for a specific day, the day’s return for the inverse ETF would be expected to approximate a negative 1.00% return). Further, under normal market conditions, the Country Rotation Fund’s portfolio will be comprised primarily of equity representative ETFs, however for defensive purposes, the Fund may be invested up to 100% in fixed income or alternative asset classes representative ETFs. For both speculative and hedging purposes, the Sector Rotation Fund may also invest in leveraged, inverse and inverse leveraged ETFs, as well as ETFs that represent derivatives based on one or more of the aforementioned asset classes. Further, the Sector Rotation Fund may invest in ETFs that track volatility in the market place.

The Adviser’s investment committee (the “Investment Committee”) analyzes variables that the Adviser believes have predictive capabilities with respect to equity performance daily. Where the Investment Committee finds the prospective risk-relative return of a given specific sector-representative equity exposure to be superior to that of fixed income or an alternative asset class, an allocation is made to the sector-representative ETF. If inferior, the allocation is made to fixed income or alternative asset classes. This strategy seeks to provide excess returns relative to the Sector Rotation Fund’s benchmark, the S&P 500 Index over periods of three years and longer, with risk levels commensurate with the level of performance, using diversification, active management, style integrity, minimized security selection risk and cost efficiency.

The Sector Rotation Fund’s equity exposures within the sector-representative ETFs may include, but are not limited to common and preferred stocks of all market capitalizations, convertible securities and rights and warrants listed on U.S. markets or non-U.S. markets and the Sector Rotation Fund will not be limited in its investments by market capitalization. Within fixed income, exposures may include, but are not limited to, those of governments, government agencies, asset-backed securities, municipalities and companies across a wide range of industries and market capitalizations within the broader U.S. and international fixed income markets.

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The Adviser will make decisions to sell a security based on the Asset Allocation Model or if the Sector Rotation Fund’s portfolio needs to be rebalanced. Decisions by the Adviser to sell other portfolio securities will be based upon the research, recommendations, and trading signals received from the Investment Committee.

Under normal market conditions, the Sector Rotation Fund will target having approximately 98% of its assets in ETFs. A small cash position, generally 1-2% is on hand at all times for flexibility, although the Sector Rotation Fund reserves the right to invest 100% of its assets in ETFs or have less than 98% in such investments.

Principal Risks. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Sector Rotation Fund. The principal risks of investing in the Sector Rotation Fund are:

  General Risk. Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets in which the Sector Rotation Fund invests. There is risk that these and other factors may adversely affect the Sector Rotation Fund’s performance. You could lose money by investing in the Sector Rotation Fund.
  Exchange Traded Funds Risk. Investment in an exchange traded fund (“ETF”) carries security specific risk and the market risk. Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance of an ETF may not completely replicate the performance of the underlying index.
  Equity Securities Risk. The Sector Rotation Fund invests in ETFs that hold common stock, which subjects the Sector Rotation Fund and its shareholders to the risks associated with common stock investing. Overall stock market risks may affect the value of the Sector Rotation Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. When the value of the Sector Rotation Fund’s investments goes down, your investment in the Sector Rotation Fund decreases in value and you could lose money.
  Fixed Income Securities Risk. When the Sector Rotation Fund invests in ETFs that own fixed income securities, the value of your investment in the Sector Rotation Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities and thus the value of ETFs that own fixed income securities. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than the market price of shorter-term securities.
  High Yield Risk. The Sector Rotation Fund invests in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) which may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Sector Rotation Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.
  Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Country Rotation Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
  Small and Medium Sized Companies Risks. To the extent the Sector Rotation Fund invests in the stocks of small and medium capitalization companies or ETFs that invest in such companies, the Sector Rotation Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Small and medium sized companies may experience higher failure rates than do larger companies.
  Growth Risk. The Sector Rotation Fund may invest in companies that appear to be growth oriented or ETFs that invest in such companies. Growth companies are those that the Adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the Adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Sector Rotation Fund’s return.
  Fund of Funds Risk. The Sector Rotation Fund is a “fund of funds,” a term typically used to describe an investment company whose principal investment strategy involves investing in other investment companies, such as ETFs. The cost of investing in the Sector Rotation Fund will generally be higher than the cost of investing directly in ETFs or other investment company shares. Investors in the Sector Rotation Fund will indirectly bear fees and expenses
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  charged by the ETFs in which a Fund invests in addition to the Fund’s direct fees and expenses. The Sector Rotation Fund also will incur brokerage costs when it purchases ETFs. The ETFs in which the Sector Rotation Fund invests will not be able to replicate exactly the performance of the benchmarks they track because of transaction costs incurred in adjusting the actual balance of the securities and because the ETFs will incur expenses not incurred by their applicable benchmarks.
  Emerging Markets Risk. Investments in emerging markets instruments involve greater risks than investing in foreign instruments in general. Risks of investing in emerging market countries include political or social upheaval, nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets and risks from an economy’s dependence on revenues from particular commodities or industries. In addition, currency transfer restrictions, limited potential buyers for such instruments, delays and disruption in settlement procedures and illiquidity or low volumes of transactions may make exits difficult or impossible at times.
  Value Investing Risk. Value investing attempts to identify companies selling at a discount to their intrinsic value. Value investing is subject to the risk that a company’s intrinsic value may never be fully realized by the market or that a company judged by the Adviser to be undervalued may actually be appropriately priced.
  Foreign Risk. To the extent the Sector Rotation Fund invests in foreign securities by investing in ETFs that hold foreign securities or by purchasing American Depository Receipts (“ADRs”) directly, the Sector Rotation Fund may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and taxation issues.
  Portfolio Turnover Risk. The Sector Rotation Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover may cause the Sector Rotation Fund to incur higher brokerage costs, which may adversely affect the Sector Rotation Fund’s performance, and may produce increased taxable distributions.
  Sector Risk. Sector risk is the possibility that all stocks within the same group of industries will decline in price due to sector-specific market or economic developments. The Sector Rotation Fund may be overweight in certain sectors at various times.
  Interest Rate Risk. The risks associated with the Sector Rotation Fund include interest rate risk, which means that the prices of the Sector Rotation Fund’s investments are likely to fall if interest rates rise.
  Management Risk. Management risk is the risk that the investment process used by the Sector Rotation Fund’s portfolio manager could fail to achieve the Sector Rotation Fund’s investment goal and cause an investment in the Sector Rotation Fund to lose value.
  Leveraged, Inverse and Inverse-Leveraged ETF Risk. If you invest in the Sector Rotation Fund, you are exposed to the risks associated with leveraged, inverse and inverse-leveraged ETFs. Leveraged and inverse products are unique and involve additional risks and considerations not present in traditional investments. This includes the risk that an increase in the daily performance of an index corresponding to a leveraged, inverse and inverse-leveraged ETF will be leveraged. This means that the Sector Rotation Fund’s investment in such ETF may be reduced by an amount equal to 3% for every 1% daily increase, not including the cost of financing the portfolio and the impact of operating expenses, which would further lower the Sector Rotation Fund’s investment. On any given day, an investment in a leveraged or inverse product may produce a return very similar to the stated objective. However, because of the structure of these products, their rebalancing methodologies, and the math of compounding, extended holdings beyond one day or month, depending on the investment objective, can lead to results very different from a simple doubling, tripling, or inverse of the benchmark’s average return over the same period of time. This difference in results can be magnified in volatile markets. Further, investments in leveraged, inverse and inverse-leveraged ETFs that are held for longer periods, may have performance higher or lower than the index return times the fund multiple, due to compounding.
  Real Estate Investment Risk. The Sector Rotation Fund may have investments in securities issued by, and/or have exposure to, commercial and residential real estate companies. Real estate securities are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a real estate investment trust (“REIT”) is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.
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  Commodities Risk. Investing in the commodities markets (indirectly) may subject the Sector Rotation Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
  High Volatility in Rising Markets Risk. The Sector Rotation Fund may invest in volatility ETFs which in periods of high volatility, the will rebalance its portfolio and decrease exposure to the stock component of the ETF and increase its exposure to cash. Due to such ETF’s increased exposure to the cash during such time periods, the Fund would not be expected to gain the full benefit of rising equity markets if such market conditions were also accompanied by high volatility.
  Derivatives Risk. The Sector Rotation Fund may use derivatives (including options, futures and options on futures) to enhance returns or hedge against market declines. The Sector Rotation Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.
  Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Sector Rotation Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Sector Rotation Fund or its service providers can result in, among other things, financial losses to the Sector Rotation Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Sector Rotation Fund information. While measures have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Sector Rotation Fund does not directly control the cyber security measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Performance. The bar chart illustrates the risks of investing in the Sector Rotation Fund by showing how the Sector Rotation Fund’s average annual returns for each calendar year since the Sector Rotation Fund’s inception compare with those of a broad measure of market performance. The Average Annual Total Returns table also demonstrates these risks by showing how the Sector Rotation Fund’s average annual returns compare with those of a securities market index and an additional blended index over various periods of time. The indexes have characteristics relevant to the Sector Rotation Fund’s investment strategies. Remember, the Fund’s past performance, before and after taxes, is not necessarily an indication of how the Sector Rotation Fund will perform in the future. Updated performance information will be available at no cost by calling the Sector Rotation Fund toll-free at 1-855-USE-ETFS. The Sector Rotation Fund’s Annual Total Returns prior to September 30, 2013 as reflected in the bar chart and the table are the returns of the Sector Rotation Fund when it followed different investment strategies.

Class I Shares1

Calendar Year Returns as of December 31,

During the period shown in the bar chart, the best performance for a quarter was 4.70% (for the quarter ended March 31, 2014). The worst performance was (3.74)% (for the quarter ended September 30, 2015).

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1 The returns shown in the bar chart are for Class I shares. The performance of and Class N shares will differ due to differences in expenses.

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Average Annual Total Returns for the periods ended December 31, 2015

	One Year	Since Inception*
Class I Shares
Return Before Taxes	(3.28)%	1.14%
Return After Taxes on Distributions	(4.19)%	0.19%
Return After Taxes on Distributions and Sale of Fund Shares	(1.85)%	0.49%
Class N Shares
Return Before Taxes	(3.54)%	0.89%
S&P 500 Total Return Index ** (reflects no deduction for fees, expenses or taxes)	1.38%	15.33%
Innealta Sector Rotation Blend Index 70/30 *** (reflects no deduction for fees, expenses or taxes)	1.34%	11.35%
Barclays U.S. Aggregate Bond Index** (reflects no deduction for fees, expenses or taxes)	0.55%	2.13%
Innealta Sector Rotation Blend Index 60/40 *** (reflects no deduction for fees, expenses or taxes)	1.28%	10.03%
*	The Class I and Class N shares of the Sector Rotation Fund commenced operations on December 30, 2011.
**	Effective March 29, 2016, the Fund has changed its primary benchmark index from the Barclays Capital U.S. Aggregate Bond Index to the S&P 500 Total Return Index, because management believes that the equity benchmark better reflects both the return and risk profile of the Fund. The chart above shows the returns of both the Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Total Return Index. Going forward, the chart will only show the returns of the S&P 500 Total Return Index.
***	Effective March 29, 2016 the Fund has changed its secondary blended benchmark to reflect the fact that the Fund has the ability to be invested at any point between 100% equity and 100% fixed income, but has a bias toward equity over the longer term. The Innealta Capital Sector Blend Index 70/30 represents a blend of 70% S&P 500 Total Return Index / 30% Barclays Global Aggregate Index Unhedged (USD). The Innealta Capital Sector Blend Index 60/40 represents a blend of 60% S&P 500 Total Return Index /40% Barclays Capital U.S. Aggregate Bond Index. Going forward, the chart will only show the returns of the Innealta Capital Country Blend Index 70/30.

After-tax returns are based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. If you own shares of the Sector Rotation Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information is not applicable to your investment. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. After tax returns are shown for only Class I Shares and after tax returns for Class N Shares will vary.

The S&P 500 Total Return Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses.

The Blended Benchmark Index represents a blend of 70% S&P 500 Total Return Index and 30% Barclays Global Aggregate Index Unhedged (USD). The Barclays Global Aggregate Index is an unmanaged index that is comprised of several other Barclays indexes that measure fixed income performance of regions around the world. An investment cannot be made directly in an index.

The Barclays U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented.

Investment Adviser. AFAM Capital, Inc., (the Innealta Capital division) serves as the Sector Rotation Fund’s investment adviser (the “Adviser”).

Portfolio Managers. The following serve as the Sector Rotation Fund’s portfolio managers:

Portfolio Manager	Primary Title	With the Fund Since:
Vito Sciaraffia., Ph.D.	Chief Investment Officer and Portfolio Manager of the Adviser	October 2015

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Purchase and Sale of Fund Shares. You may conduct transactions by mail (Innealta Capital Sector Rotation Fund, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130), or by telephone at 1-855-USE-ETFS. Investors who wish to purchase or redeem Sector Rotation Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial investment in each share class of the Sector Rotation Fund is $100,000 for Class I shares and $5,000 for and Class N shares, with a minimum subsequent investment of $1,000 for shares and Class N shares. There is no minimum subsequent investment amount for Class I shares. The Sector Rotation Fund may waive minimum initial investment or minimum subsequent investment requirements in its sole discretion.

Tax Information. The Sector Rotation Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Sector Rotation Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Sector Rotation Fund and its related companies may pay the intermediary for the sale of Sector Rotation Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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